SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) June 5, 2008

EXOUSIA ADVANCED MATERIALS, INC.
(Exact name of registrant as specified in its charter)

Texas	333-87696	90-0347581
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1200 Soldiers Field Drive, Suite 200
 Sugar Land, TX 77479
(Address of principal executive offices)

(Telephone number, including area code of agent for service)  (281) 313-2333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

    Effective March 5, 2008, Exousia Advanced Materials, Inc. (the “Company”) consummated an Agreement with Aegeon, LLC (“Aegeon”), a New York State LLC that provides for the acquisition of substantially all of the assets of Aegeon.  The acquired assets have been absorbed into the Company.

Aegeon’s headquarters and operations are located at 16533 Shady Lane, Channelview, Texas, 77530. Aegeon manufactures and distributes advanced coating materials to a variety of industries.

The acquisition of Aegeon has been accounted for using purchase accounting since the Company acquired substantially all of the assets, employees, intangible contracts and business of Aegeon.

The purchase price of  Aegeon is $193,000.  The transaction was accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations.”

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1                  Financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOUSIA ADVANCED MATERIALS, INC.

Date: June 5, 2008	By: //s// J. Wayne Rodrigue, Jr.
President

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2
Combined Balance Sheets – December 31, 2007 and 2006	F-3
Combined Income Statements – for the years ended December 31, 2007 and December 31, 2006	F-4
Combined Statement of Stockholders’ Equity – from December 31, 2005 through December 31, 2007	F-5
Combined Statements of Cash Flows – for the years ended December 31, 2007 and December 31, 2006	F-6
Notes to Combined Financial Statements	F-7

Report of Independent Registered Public Accounting Firm

To the Members of
Exousia Advanced Materials, Inc
Houston, Texas

We have audited the accompanying combined balance sheets of Vickers Industrial Coatings, Inc and Vickers ACRO Distributing, Inc. (the “Company”) as of December 31, 2007 and 2006, and the related combined statements of income and Stockholders’ equity and cash flows for the years ended December 31, 2007 and 2006.  These combined financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Vickers Industrial Coatings, Inc and Vickers ACRO Distributing, Inc. as of December 31, 2007 and 2006, and the combined results of its operations and cash flow for the years ended December 31, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has a retained deficit and at December 31, 2007 is in a negative working capital position.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ McElvravy, Kinchen and Associates, P.C.

www.mkacpas.com
Houston, Texas

June 4,  2008

VICKERS INDUSTRIAL COATINGS, INC. & VICKERS ACRO DISTRIBUTING, INC
Combined Balance Sheets

	December 31, 2007	December 31, 2006
CURRENT ASSETS
Cash and cash equivalents	$ 41,466	$ 31,652
Accounts receivable	207,894	144,287
Accounts receivable - related party	263	14,290
Inventory	487,532	413,557
Prepaid expenses and other	15,351	16,307
TOTAL CURRENT ASSETS	752,506	620,093
Property and equipment, net of accumulated depreciation of $243,424 and $245,856	45,325	50,718
Other assets	-	2,495

TOTAL ASSETS	$ 797,831	$ 673,306
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$ 329,172	$ 415,960
Accrued liabilities	10,895	8,409
Current portion of long-term debt	139,456	142,987
Related party debt	317,764	157,479
TOTAL CURRENT LIABILITIES	797,287	724,835

Long-term debt	140,857	146,309

TOTAL LIABILITIES	938,144	871,144
STOCKHOLDERS' EQUITY
Common stock, no par value: 100,000,000 authorized; 3,000 shares issued and outstanding at December 31, 2007 and December 31, 2006, respectively	3,000	3,000
Additional paid-in capital	161,241	127,880
Accumulated deficit	(304,554)	(328,718)
TOTAL STOCKHOLDERS' EQUITY	(140,313)	(197,838)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 797,831	$ 673,306

The accompanying notes are an integral part of these financial statements.

VICKERS INDUSTRIAL COATINGS, INC. & VICKERS ACRO DISTRIBUTING, INC
Combined Income Statements

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
REVENUES
Product Sales	$1,957,208	$2,518,122
Returns and Allowances	(2,785)	(3,687)
TOTAL REVENUES	1,954,423	2,514,435

COST OF GOODS SOLD
Purchases	746,892	1,149,774
Inventory Change	520,733	405,970
Cost of Goods Sold – Other	175,637	223,101
COST OF GOODS SOLD	1,443,262	1,778,845

GROSS MARGIN	511,161	735,590

OPERATING EXPENSES
General and administrative	186,080	396,486
Professional and subcontracted services	20,194	40,007
Compensation and benefits	179,281	319,558
Occupancy, communication and other	46,148	80,672
Depreciation, depletion and amortization	1,898	2,624
Other Expenses	(11)	8,237
OPERATING EXPENSES	433,590	847,584

INCOME (LOSS) FROM OPERATIONS	77,571	(111,994)

OTHER INCOME (EXPENSE)
Interest and other income	6,606	163
Interest expense	(60,013)	(39,861)
OTHER INCOME (EXPENSE)	(53,407)	(39,698)

NET INCOME (LOSS)	$24,164	$(151,692)
The accompanying notes are an integral part of these financial statements.

VICKERS INDUSTRIAL COATINGS, INC & VICKERS ACRO DISTRIBUTING, INC

Combined Statement of Changes in Stockholders' Equity
For the Period December 31, 2005 through December 31, 2007

	Capital Stock	Additional Paid In Capital	Accumulated Deficit	Total
Balance, December 31, 2005	3,000	$ 107,870	$ (177,026)	$(66,156)

Dividends				-

Imputed Interest		20,010		20,010

Net Income (Loss) for 2006			(151,692)	(151,692)

Balance, December 31, 2006	3,000	127,880	(328,718)	(197,838)

Dividends				-

Imputed Interest		33,361		33,361

Net Income (Loss) for 2007			24,164	24,164

Balance, December 31, 2007	3,000	$ 161,241	$ (304,554)	$(140,313)

The accompanying notes are an integral part of these financial statements.

VICKERS INDUSTRIAL COATINGS, INC & VICKERS ACRO DISTRIBUTING, INC

Combined Statements of Cash Flows
	Years Ended
	December 31,
	2007	2006
Cash Flows From Operating Activities
Net gain (loss)	$ 24,164	$ (151,692)
Adjustments to reconcile net loss to cash used in operating activities:
Imputed Interest	33,361	20,010
Write off of Inventory	26,051	20,553
Bad Debt	1,257	39,824
Depreciation and amortization	1,898	2,624

Changes in:
Receivables	(50,837)	170,677
Other Current Assets		27,773
Other Assets	2,495	(888)
Prepaid expenses and other	955	(594)
Accounts payable and accrued expenses	(86,788)	(224,753)
Inventory	(100,026)	(12,317)
Accrued fees and interest	2,486	(9,857)
Net cash used in operating activities	(144,984)	(118,640)

Cash Flows From Investing Activities:
Sale of property and equipment	3,496	340
Net cash used in investing activities	3,496	340

Cash Flows from Financing Activities:
Proceeds from issuance of related party notes payable	151,302	-
Principal payments on advance from related party	-	136,899
Net cash provided by financing activities	151,302	136,899
Net change in cash and cash equivalents	9,814	18,599
Cash and cash equivalents at beginning of period	31,652	13,054
Cash and cash equivalents at end of period	$ 41,466	$ 31,652

The accompanying notes are an integral part of these financial statements.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

Vickers Industrial Coatings, Inc. and Vickers ACRO Distributing, Inc (“the Company”,”Vickers”) are Texas Corporations with common ownership that manufactures a wide range of silicone-based, heat-resistant coatings for the protection of stacks, furnaces, metal vessels and piping systems subject to high temperatures. These products are available in various colors and formulations to resist diverse combinations of high temperatures and corrosion-inducing conditions. The Company’s management team has industry experience that spans more than thirty years in the coatings and materials industry including the formulation of vinyl esters, polyurethanes and water borne coating and mastics.  The Company is currently engaged with several multi-national companies on assignments both domestically and internationally.

Combined Financial Statement Basis of Presentation

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).  Due to the common ownership and complementary business structure of the Company combined financial statements have been presented. These financial statements are not consolidated and differ from consolidated financial statements. Users of these financial statements should be aware of the differences in presentation.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flow, cash and cash equivalents include demand deposits, time deposits and short-term liquid investments such as certificates of deposit with a maturity of three months or less when purchased. The Company maintains deposits at three financial institutions, the balances of which may at times exceed amounts covered by insurance provided by the U.S. Federal Deposit Insurance Corporation (“FDIC”). However, the Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risks from these excess deposits. There were no cash equivalents at December 31, 2007 and 2006.

Receivables From Clients

Billed receivables from clients are presented at their billed amount less an allowance for doubtful accounts. Unbilled receivables are stated at net realizable value less an allowance for non-billable amounts.

The Company provides an allowance for doubtful accounts on receivables based on historical collection experience and a specific review of each customer's receivable balance.  As of December 31, 2007 and 2006, management determined that no allowance for doubtful accounts was required based on management’s assessment of the collectability of these items.  Accounts written off during the periods ended December 31, 2007 and 2006 were $1,257 and $39,824, respectively.

Related Party Receivables

The Company has periodically loaned officers and other related parties cash or allowed the use of stock for personal purposes.  The Company carries these balances in Accounts Receivable – Related Party.  At the years ended December 31, 2007 and 2006, the outstanding amounts were $263 and $14,290, respectively.

Related Party Payables

The Company has received loans from officers and other related parties on a periodic basis.  The balances of these loans for years ended December 31, 2007 and 2006 are $317,764 and $157,479, respectively.  The variance between the market interest rates at the time of the loans and the actual interest paid has been included as imputed interest in the income statement of Vickers.

Property and Equipment

Property and equipment consists of buildings and improvements, machinery, vehicles, office equipment, furniture and software and are stated at cost. Depreciation is computed on a straight-line basis over estimated useful lives ranging from three to thirty-nine and one-half years.

Impairment

The Company has adopted SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” and periodically evaluates, using independent appraisals and projected undiscounted cash flows, the carrying value of its long-lived assets and whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. There were no impairment charges during the periods ended December 31, 2007 and 2006.

Revenue Recognition

Revenues are primarily generated from the manufacture and sale of industrial coatings.  The Company recognizes revenue from these sales when products are invoiced which is at the time of shipment.

Revenue recognized in excess of billings is recorded as unbilled accounts receivable.  Cash collections and invoices generated in excess of revenue recognized are recorded as deferred revenue until the revenue recognition criteria are met.  The Company recognizes revenue consistent with SAB 104.

Inventory

Inventory is stated at  the lower of cost or market using the average cost method. The Company recorded charges to the carrying costs of inventory totaling $26,051 and $20,553 for the years ended December 31, 2007 and 2006, respectively. The reduction in the value of the inventory was primarily due to the discontinuance of certain products, which were the result of the development and introduction of new products and the loss of contracts for the sale of specific-use products.

Income Taxes

The Company uses the liability method in accounting for income taxes. Deferred tax assets and liabilities are recognized for temporary Differences between financial statement carrying amounts and the tax bases of assets and liabilities, and are measured using the tax rates expected to be in effect when the differences reverse. Deferred tax assets are also recognized for operating loss and tax credit carry forwards. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is used to reduce deferred tax assets when uncertainty exists regarding their realization.

The Company has a retained deficit and net operating loss carryfoward. Due the uncertainty of future taxable earnings all net deferred tax assets are valued at zero. Also due to the change in control (see Note 7) no future benefit will exist subsequent to December 31, 2007.

Fair Value of Financial Instruments

In accordance with the reporting requirements of SFAS No. 107, “Disclosures About Fair Value of Financial Instruments”, the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this statement and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. The estimated fair value of cash, accounts receivable and accounts payable approximate their carrying amounts due to the short maturity of these instruments. The carrying value of short and long-term debt also approximates fair value since their terms are similar to those in the lending market for comparable loans with comparable risks. None of these instruments are held for trading purposes.

Recent Accounting Pronouncements

The Company does not believe the impact of any recently issued accounting pronouncements will have a material impact on these combined financial statements.

NOTE 2 – GOING CONCERN

As of December 31, 2007, the Company has a working capital deficit of approximately $45,000 and a retained deficit of approximately $305,000. These factors raise substantial doubt regarding the ability of the Company to continue as a going concern. The Company expects to obtain additional financing from various sources in order to finance its operations and to grow through merger and acquisition opportunities including the expansion of existing business opportunities. In the event the Company is unable to obtain additional debt and equity financing, the Company may not be able to continue its operations.

NOTE 3 – DEBT

The Company had a line of credit with Woodforest Bank during the year ended December 31, 2006.  The line of credit was converted to a secured loan of $152,500 guaranteed by the property located at 16533 Shady Lane, Channelview, TX on September 28, 2006.  The note has an annual interest rate of 9.25% with a maturity date of September 28, 2011.  At that time the remaining balloon payment for the principle balance of $124,419 plus unpaid interest is due.  This debt and the related party debt were excluded from the purchase of the businesses.

NOTE 4 – STOCKHOLDERS’ EQUITY

Stockholders' equity increased in the years ended December 31, 2007 and December 31, 2006 by $33,361 and $20,010, respectively.  These increases were related to imputed interest on Notes Payable to shareholders that had discounted interest rates below the market rates at the time of the loans.

No distributions were made to equity members of the Company.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Leases

On March 4, 2008, the Company entered into an agreement to lease office and manufacturing facilities in Channelview, Texas under a sixty month operating lease agreement. The agreement expires February 28, 2013, and provides for base monthly rental payments of $1,739 through February 28, 2013 with pro rata portion of any short months at the beginning and end of the lease term.

On March 4, 2008, the Company entered into an agreement to lease distributing facilities in Channelview, Texas under a twelve month operating lease agreement with the option to renew for four (4) additional periods of twelve months each. The agreement expires February 28, 2009, and provides for base monthly rental payments of $1,512.50 through February 28, 2009 with pro rata portion of any short months at the beginning and end of the lease term.

Future minimum lease payments for the Company’s operating lease commitments are:
Fiscal	Lease
Year	Commitments
2008	$ 32,515
2009	23,893
2010	20,868
2011	20,868
2012	20,868
Thereafter	3,478
Total	$ 122,490

Concentrations of Risk

As of December 31, 2007, two of the Company's customers accounted for 31% and 26% of non-intercompany accounts receivable, respectively.  For the period ended December 31, 2007, the company’s two largest customers accounted for 43% and 15% of total revenues.

NOTE 6 – CONTINGENCIES

On or about December 10, 2007 a lawsuit was filed by CorrBan Technologies, Inc and Thin Film Technology, Inc. against Exousia Advanced Materials, Inc, Shield Industries, Inc, Global Development Enterprise, Inc, Vickers Industrial Coatings, Inc and other individuals. In the Lawsuit Plaintiffs allege misappropriation of proprietary information, breach of fiduciary duty and fraud. The allegations stem from the certain individuals previous association with CorrBan Technologies and CorrBan’s belief that these individuals used technology obtained from CorrBan. The defendants have agreed to a temporary restriction regarding the use of the disputed technology. Exousia does not believe this temporary agreement will affect their day to day business operations.

We currently are still investigating these claims and plan to defend ourselves accordingly. At this time we are unable to estimate what loss if any may be incurred.

NOTE 7 – SUBSEQUENT EVENTS

In March 2008, the Company was acquired by AGEON for less than one day and then Exousia Advanced Materials, Inc. (“Exousia”) for cash.  At closing, Exousia paid $193,000 for the Company. Certain liabilities of the Company were excluded in the sale to Exousia. Since AGEON was not an operating Company the substance of
Exousia’s purchase was the purchase of the Company.

The acquisition was of two separate private corporations, Vickers Industrial Coatings, Inc. and Vickers-ACRO Distributing, Inc.  The combined balance sheet for December 31, 2007 and the combined income statements for the twelve month periods ended December 31, 2007 and December 31 2006 are represented below.  The corporations were on fiscal accounting years ending August 31 and June 30, respectively.  The audit was performed on the combined companies and covers the twenty-four months ended December 31, 2007.  All intercompany balances have been eliminated as of the balance sheet dates of December 31, 2006 and 2007.

Company Profiles

Vickers Industrial Coatings, Inc, (“VIC”) is a Texas corporation which began business in 1985.  The Company manufactures a wide range of silicone-based, heat-resistant coatings for the protection of stacks, furnaces, metal vessels and piping systems subject to high temperatures. These products are available in various colors and formulations to resist diverse combinations of high temperatures and corrosion-inducing conditions.

Vickers-ACRO Distributing, Inc. (“VAD”) was formed in Texas in 2005 to act as a distributing company for Vickers Industrial Coatings, Inc. manufactured products along with other industrial coatings purchased for resale.

VICKERS INDUSTRIAL COATINGS, INC & VICKERS ACRO DISTRIBUTING, INC

Unaudited Condensed Combining Balance Sheet
December 31, 2007

	Unaudited Balances
	VIC	VAD	Combined	Audit Adj	Audited Balances
CURRENT ASSETS
Cash and cash equivalents	27,755	13,711	41,466	-	41,466
Restricted cash	-	-	-	-	-
Accounts receivable:
Billed	173,352	109,315	282,667	(74,774)	207,894
Intercompany Receivables	48,710	-	48,710	(48,710)	-
Accounts receivable - Related Party	14,809	18,853	33,662	(33,399)	263
Inventory	403,145	47,413	450,559	36,974	487,532
Prepaid expenses and other	-	-	-	15,351	15,352
TOTAL CURRENT ASSETS	667,771	189,292	857,064	(104,558)	752,506

Property and equipment, net of accumulated depreciation	47,583	2,314	49,897	(4,572)	45,325
Other assets	-	-	-	-	-
Goodwill and intangible assets	-	-	-	-	-
TOTAL ASSETS	715,354	191,606	906,961	(109,130)	797,831

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	(201,485)	(164,283)	(365,769)	36,597	(329,172)
Accrued liabilities	(271)	398	127	(11,022)	(10,896)
Current Portion of LT Debt	(146,309)	-	(146,309)	6,853	(139,456)
Related Party Debt	(157,078)	(168,548)	(325,625)	7,861	(317,764)
TOTAL CURRENT LIABILITIES	(505,143)	(332,433)	(837,576)	40,289	(797,287)
Intercompany Debt	(135,269)	(43,710)	(178,979)	178,979	-
Long-term debt				(140,857)	(140,857)
TOTAL LIABILITIES	(640,412)	(376,143)	(1,016,555)	78,411	(938,144)

STOCKHOLDERS' EQUITY
Common stock, no par value: 100,000,000 authorized; 3,000 and 3,000 shares issued and outstanding at December 31, 2007 and December 31, 2006, respectively	(2,000)	(1,000)	(3,000)	-	(3,000)
Additional paid-in capital	(107,870)	-	(107,870)	(53,371)	(161,241)
Accumulated deficit	34,928	185,537	220,464	84,090	304,554
TOTAL STOCKHOLDERS EQUITY	(74,942)	184,537	109,594	30,719	140,313

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	(715,354)	(191,606)	(906,961)	109,130	(797,831)

VICKERS INDUSTRIAL COATINGS, INC & VICKERS ACRO DISTRIBUTING, INC
Unaudited Condensed Combining Statement of Operations
Twelve Months Ended December 31, 2007

	Unaudited Balances
	VIC	VAD	Combined	Audit Adj	Audited Balances
REVENUES
Product Sales	1,111,345	845,863	1,957,208	-	1,957,208
Returns and Allowances	(285)	(2,501)	(2,786)	-	(2,786)
TOTAL REVENUES	1,111,060	843,362	1,954,423	-	1,954,423

COST OF GOODS SOLD
Purchases	745,837	1,054	746,891	-	746,891
Inventory Change	(34,517)	575,772	541,256	(20,523)	520,733
Cost of Goods Sold - Other	143,339	32,297	175,637	-	175,637
COST OF GOODS SOLD	854,660	609,124	1,463,784	(20,523)	1,443,261

GROSS MARGIN	256,400	234,238	490,639	20,523	511,161

OPERATING EXPENSES
General and administrative	124,141	65,597	189,738	(3,658)	186,080
Professional and subcontracted services	5,709	14,484	20,194	-	20,194
Compensation and benefits	70,867	104,665	175,531	3,750	179,281
Occupancy, communication and other	24,547	17,975	42,522	3,626	46,148
Depreciation, depletion and amortization	-	-	-	1,898	1,898
Other Expenses	642	299	942	(952)	(11)
OPERATING EXPENSES	225,906	203,021	428,926	4,664	433,590

INCOME (LOSS) FROM OPERATIONS	30,495	31,218	61,712	15,859	77,571

OTHER INCOME (EXPENSE)
Interest and other income	3,046	3,560	6,606	-	6,606
Interest expense	(21,596)	(5,056)	(26,652)	(33,361)	(60,013)
OTHER INCOME (EXPENSE)	(18,550)	(1,496)	(20,046)	(33,361)	(53,407)

NET INCOME (LOSS)	11,945	29,722	41,666	(17,502)	24,164

VICKERS INDUSTRIAL COATINGS, INC & VICKERS ACRO DISTRIBUTING, INC
Unaudited Condensed Combining Statement of Operations
Twelve Months Ended December 31, 2006

	Unaudited Balances
	VIC	VAD	Combined	Audit Adj	Audited Balances
REVENUES
Product Sales	1,700,209	817,912	2,518,122	-	2,518,122
Returns and Allowances	(1,157)	(2,529)	(3,686)	-	(3,686)
TOTAL REVENUES	1,699,052	815,383	2,514,435	-	2,514,435

COST OF GOODS SOLD
Purchases	1,032,785	116,989	1,149,774	-	1,149,774
Inventory Change	27,138	404,884	432,021	(26,051)	405,970
Cost of Goods Sold - Other	194,686	28,416	223,101	-	223,101
COST OF GOODS SOLD	1,254,609	550,288	1,804,897	(26,051)	1,778,846

GROSS MARGIN	444,444	265,095	709,539	26,051	735,590

OPERATING EXPENSES
General and administrative	201,968	121,421	323,389	73,096	396,485
Professional and subcontracted services	28,716	11,291	40,007	-	40,007
Compensation and benefits	136,888	187,158	324,046	(4,488)	319,558
Occupancy, communication and other	56,477	24,194	80,672	-	80,672
Depreciation, depletion and amortization	-	-	-	2,624	2,624
Other Expenses	10,232	629	10,862	(2,624)	8,237
OPERATING EXPENSES	434,282	344,694	778,976	68,608	847,584

INCOME (LOSS) FROM OPERATIONS	10,162	(79,599)	(69,437)	(42,557)	(111,994)

OTHER INCOME (EXPENSE)
Interest and other income	163	-	163	-	163
Interest expense	(16,823)	(3,028)	(19,851)	(20,010)	(39,861)
OTHER INCOME (EXPENSE)	(16,660)	(3,028)	(19,688)	(20,010)	(39,698)

NET INCOME (LOSS)	(6,498)	(82,627)	(89,125)	(62,567)	(151,692)

VICKERS INDUSTRIAL COATINGS, INC & VICKERS ACRO DISTRIBUTING, INC & EXOUSIA ADVANCED MATERIALS, INC
Unaudited Pro forma Condensed Combined Financial Information
December 31, 2007

The following unaudited pro forma condensed combined balance sheet, pro forma condensed combined statements of operations and explanatory notes give effect to the acquisition of Vickers Industrial Coatings, Inc. and Vickers ACRO Distributing, Inc (“Vickers”) by Exousia Advanced Materials, Inc. (“Exousia”).

The unaudited pro forma condensed combined balance sheet, pro forma condensed combined statements of operations and explanatory notes are based on the estimates and assumptions set forth in the explanatory notes. The pro forma condensed combined balance sheet and the pro forma condensed combined statements of operations have been prepared utilizing the historical financial statements of Vickers and Exousia and should be read in conjunction with the historical financial statements and notes thereto.

The transaction giving rise to the consolidated entity is a purchase by Exousia of a 100% interest in Vickers in March, 2008 in consideration for $193,000. Certain liabilities of Vickers were not assumed by Exousia.

The pro forma condensed combined statements of operations have been prepared as if the acquisition had been consummated on January 1, 2006 and carried through to December 31, 2007.  The pro forma condensed combined balance sheet has been prepared as if the acquisition was consummated as of the balance sheet date.

The condensed combined financial statements are presented for informational purposes only, are based on certain assumptions that we believe are reasonable and do not purport to represent our financial condition or our results of operations had the business combination occurred on or as of the dates noted above or to project the results for any future date or period. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited condensed combined financial information.

The acquisition and related transactions will be treated as a purchase business combination for accounting purposes, and Vickers’s assets acquired and liabilities assumed will be recorded at their fair value.

The allocations of the purchase price to Vickers’s assets and liabilities are only preliminary allocations based on estimates of fair value and will change when the actual fair values are determined.  Among the provisions of Statement of Financial Accounting Standards No. 141, "Business Combinations," criteria have been established for determining whether intangible assets should be recognized separately from goodwill. The purchase of Vickers by Exousia resulted in an Extraordinary Gain of $234,583 as reported on Exousia 10QSB for the quarter ended March 31, 2008. This extraordinary gain is a result of a bargain purchase by Exousia, the fair value of the current assets exceeded the consideration given.

Exousia Advanced Materials, Inc. & Vickers
Unaudited Pro forma Condensed Combined Balance Sheet
December 31, 2007

	Exousia	Vickers		Combined
ASSETS	12/31/2007	12/31/2007	Eliminations	12/31/2007
Cash and cash equivalents	267,212	41,466	(193,000)	115,678
Investments - CD – Restricted	206,725	0		206,725
Accounts receivable trade		207,894		207,894
Accounts Receivable - Related Party		263	(263)	0
Inventory		487,532		487,532
Prepaid expenses	48,167	15,351		63,519
TOTAL CURRENT ASSETS	522,104	752,506	(193,263)	1,081,348

NON-CURRENT ASSETS
Fixed assets, net	39,475	45,325	(45,325)	39,475
Patent, net of amortization of $43,570 and $6,288 as of March 31, 2008 and December 31, 2007	1,343,712			1,343,712
TOTAL NON-CURRENT ASSETS	1,383,187	45,325	(45,325)	1,383,187
TOTAL ASSETS	1,905,291	797,831	(238,588)	2,464,534

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	234,642	340,067		574,709
Related Party Debt		317,764	(317,764)	0
Current Portion of LT Debt		139,456	(139,456)	0
TOTAL CURRENT LIABILITIES	234,642	797,287	(457,220)	574,709
Note payable - line of credit	201,549			201,549
Notes payable	110,000	140,857	(140,857)	110,000
Capital stock payable	179,846			179,846
Debenture principal and interest payable	50,951			50,951
TOTAL LIABILITIES	776,988	938,144	(598,077)	1,117,055

SHAREHOLDERS' EQUITY
Common stock $0.001 par value	36,184	3,000	(3,000)	36,184
Additional paid-in capital	4,427,377	161,241	65,275	4,653,893
Deficit accumulated during the development stage	(3,335,258)	(304,554)	297,215	(3,342,597)
Total shareholders' equity	1,128,303	(140,313)	359,490	1,347,480
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	1,905,291	797,831	(238,587)	2,464,535

Exousia Advance Materials, Inc. & Vickers
Unaudited Pro forma Condensed Combined Statement of Operations
Twelve Months Ended December 31, 2007

	Exousia	Vickers		Combined
	Year Ended 12/31/07	Year Ended 12/31/07	Eliminations	Year Ended 12/31/07
REVENUES:
Sales	$ 62,424	$ 1,954,423		$ 2,016,847
Costs of Sales	54,325	1,443,261		1,497,586
Gross Margin	8,099	511,161	0	519,260

EXPENSES
Compensation - officers and directors	585,500	179,281		764,781
General and administrative expenses	1,581,489	232,217		1,813,706
Professional fees	216,142	20,194		236,336
Research and development expenses	15,690	-		15,690
Depreciation and amortization	168,803	1,898		170,701
TOTAL OPERATING EXPENSES	2,567,624	433,590	0	3,001,214

OPERATING LOSS	-2,559,525	77,571	0	-2,481,954

OTHER INCOME (EXPENSE):
Impairment loss on value of patent	-	-		0
Interest expense	(1,549)	(60,013)		(61562)
Interest expense to related parties	(33,652)	-		(33652)
Abandoned acquisition expense	(149,854)	-		(149854)
Interest income	6,726	6,606		13332
Other income and expenses	-	-		0
Total Other Income & Expenses	(178,329)	(53,407)	0	-231,736

NET LOSS from Operations	($2,737,854)	$24,164	$0	($2,713,690)

Extraordinary Gain			219,177	219,177

Net (Loss) /Income	(2,737,854)	24,164	219,177	(2,494,513)

Basic and diluted net loss per share	(0.09)			(0.08)

Weighted average number of shares outstanding	30,338,393	-		30,338,393

Exousia Advanced Materials, Inc. & Vickers
Unaudited Pro forma Condensed Combined Statement of Operations
Twelve Months Ended December 31, 2006

	Exousia	Vickers		Combined
	Year Ended 12/31/06	Year Ended 12/31/06	Eliminations	Year Ended 12/31/06
REVENUES:
Sales	$ -	$ 2,514,435		$ 2,514,435
Costs of Sales	0	1,778,846		1,778,846
Gross Margin	0	735,590	0	735,590

EXPENSES
Compensation - officers and directors	103,480	319,558		423,038
General and administrative expenses	94,599	485,394		579,993
Professional fees	41,680	40,007		81,687
Research and development expenses	43,357	-		43,357
Depreciation and amortization	1,096	2,624		3,720
TOTAL OPERATING EXPENSES	284,212	847,584	0	1,131,796

OPERATING LOSS	(284,212)	(111,994)	0	(396,206)

OTHER INCOME (EXPENSE):
Impairment loss on value of patent	(180,000)	0		(180000)
Interest expense	-	(39861)		(39861)
Interest expense to related parties	(3,905)	-		(3905)
Abandoned acquisition expense	-	-		0
Interest income	583	163.08		746.08
Other income and expense	-	-		0
Total Other Income & Expenses	(183,322)	(39,698)	0	(223,020)

NET LOSS	($467,534)	($151,692)	$0	($619,226)

Basic and diluted net loss per share	(0.04)			(0.05)

Weighted average number of shares outstanding	13,148,797	-		13,148,797

EXPLANATORY NOTES

Pro forma adjustments

1.
The adjustment to the balance sheet for the acquisition of VICKERS is to recognize the consideration for the acquisition, being $193,000 in cash.  The excess net book value acquired over purchase price is recorded as Extra-ordinary Gain.  The equity of VICKERS is eliminated as is standard in consolidation of acquired entities. Liabilities not assumed by Exousia were eliminated as were long term assets due to the bargain purchase.

2.
The adjustment to the income statement for the year ended December 31, 2007 is to recognize the extraordinary gain attributable to the excess net book value of assets acquired over the purchase price of Vickers.